UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 25, 2011
THE E.W. SCRIPPS COMPANY
(Exact name of registrant as specified in its charter)

Ohio	0-16914	31-1223339

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

312 Walnut Street Cincinnati, Ohio	45202

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (513) 977-3000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THE E.W. SCRIPPS COMPANY
INDEX TO CURRENT REPORT ON FORM 8-K

Item No.		Page

5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers	3

9.01	Press Release	3

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
The E.W. Scripps Company filed the attached press release today relating to the cessation of employment of Mark G. Contreras — Senior Vice President/Newspaper Division — on May 25, 2011. Mr. Contreras is eligible for payments and benefits under the company’s Executive Severance Plan, which is described in the company’s 2011 proxy statement.

Item 9.01	Financial Statements and Exhibits

Exhibit		Exhibit No.
Number	Description of Item	Incorporated

99.1	Press release	99.1

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE E.W. SCRIPPS COMPANY
BY:	/s/ Timothy E. Stautberg
Timothy E. Stautberg
Senior Vice President/Chief Financial Officer & Treasurer

Dated: May 27, 2011